EXHIBIT 4.01

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COMMON STOCK                                      COMMON STOCK
$.01 PAR VALUE                                    $.01 PAR VALUE

                              RIO
                     HOTEL & CASINO, INC.
                           LAS VEGAS

Incorporated under the laws                   See Reverse for
  of the State of Nevada                    Certain Definitions

                   RIO HOTEL & CASINO, INC.


CERTIFIES THAT

IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Rio Hotel & Casino, Inc. transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This
Certificate is not valid until countersigned by the transfer agent and registrar.

       In   Witness  Whereof  the  Corporation  has  caused  this
Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

Dated:

          /s/ Susan L. Johnson          /s/ James A. Barrett, Jr.
          Secretary                     President



COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NEW YORK)
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

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RIO HOTEL & CASINO, INC.

     The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenants in common
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with right
               of survivorship and not as
               tenants in common

UNIF GIFT MN ACT -  _______________Custodian_______________
                         (Cust)                 (Minor)
                    under Uniform Gifts to Minors
                    Act____________________________________
                                   (State)
UNIF TRF MIN ACT -  _______________Custodian (until age ___)
                         (Cust)
                    _______________(Minor) under Uniform
                    Transfers to Minors Act________________
                                              (State)

      Additional abbreviations may also be used though not
                       in the above list.

      FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
[              ]

_________________________________________________________________
PLEASE  PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP  CODE,
OF ASSIGNEE
_________________________________________________________________

_________________________________________________________________

__________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________ _______________________________________________________, Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________


                              X_________________________________

                              X_________________________________
                      NOTICE:  The   signature(s)    to     this
                               assignment must  correspond  with
                               the name(s) as written  upon  the
                               page of the certificate in  every
                               particular, without alteration or
                               enlargement   for    any   change
                               whatever.

Signatures(s) Guaranteed


By____________________________________
The  signature(s) should be guaranteed
by  an  eligible guarantor institution
(banks, stockbrokers, savings and loan
associations  and credit  unions  with
membership  in  an approved  signature
guarantee medallion program), pursuant
to S.E.C. Rule 17Ad-15.


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